UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2016

ARKADOS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320

Newark, New Jersey 07103

(Address of Principal Executive Offices)

(862) 393-1988

(Registrant's telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Change in Registrant’s Certifying Accountant

Effective January 7, 2016, Arkados Group, Inc. (the “Registrant”) dismissed Liggett, Vogt & Webb P.A. (“LVW”) as its certifying independent accountant. LVW had been engaged by the Registrant effective May 31, 2013. The dismissal of LVW was approved by the Registrant’s Board of Directors. LVW had served as the Registrant’s independent registered public accountant since its engagement on May 31, 2013. LVW issued reports on the Registrant’s financial statements for the fiscal years ended May 31, 2011 through May 31, 2015.

There were no disagreements between the Registrant and LVW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LVW would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K. The reports did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Registrant’s ability, in light of its history of losses, to continue as a going concern.

Contemporaneous with the dismissal of LVW, the Registrant engaged RBSM, LLP (“RBSM”) as the Registrant’s independent registered public accountant. The engagement was approved by the Registrant’s Board of Directors. Prior to January 7, 2016, the Registrant did not consult with RBSM regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided LVW with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that LVW furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from LVW indicating that LVW agrees with these disclosures, addressed to the Securities and Exchange Commission, is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Liggett Vogt & Webb, P.A. to the Securities and Exchange Commission dated January 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKADOS GROUP INC.

Date: January 7, 2016	By:	/s/ Terrence DeFranco
Terrence DeFranco
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Liggett Vogt & Webb, P.A. to the Securities and Exchange Commission dated January 7, 2016